                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

                         March  15, 2001
                          Date of Report



Nevada                          33-65573                 84-1408762
(State or other               (Commission File No.)    (IRS Employer I.D. No.)
Jurisdiction)

1801 Avenue of the Stars, Suite 600
Los Angeles, CA  90067
(Address of Principal Executive Offices)

(310) 284-5970
Registrant's Telephone Number

SPORTSMAN'S WHOLESALE COMPANY
1065 West 1150 South Provo, UT 84601
 (Former Name or Former Address If Changed Since Last Report)

ITEM 1.   Changes in Control of Registrant.

     (a) Effective March 12, 2001, Cetalon Corporation, then known as Sportsman's Wholesale Company, a Nevada corporation (the "Registrant"), entered into a Share Exchange Agreement (the "Exchange Agreement") with eight
(8) persons (the "1129 Holders"), who constituted the record and beneficial owners of all of the issued and outstanding shares of the capital stock of 1129 Holding Inc., a Delaware corporation ("1129 Holdings"). Pursuant to the terms of the Exchange Agreement, the Registrant sold and issued 2,067,632 shares of its common stock, $0.0001 par value per share, to the 1129 Holders in exchange for an equal number of shares of common stock of 1129 Holdings. As of the closing (the "Closing") of the transactions contemplated by the Exchange Agreement, 1129 Holdings became a wholly-owned subsidiary of the Registrant.

     In connection with the transactions contemplated by the Exchange Agreement, the Registrant's sole officer and director, David N. Nemelka, resigned as the sole director of the Registrant upon appointing Anthony J.A. Bryan as Chairman of the Board, A. John A. Bryan Jr. as Vice-Chairman of the Board, as well as John Danylowich, Harvey A. Goldstein, James Mault, and Fridolin Voegeli as directors of the Registrant. Mr. Nemelka resigned as sole officer of the Registrant upon such directors appointing the following officers of the Registrant: Anthony J.A. Bryan as President, A. John A. Bryan Jr. as Treasurer and Chief Financial Officer, and Harvey A. Goldstein as Chief Executive Officer and Secretary.

     Concurrently with the Closing and in connection with the transactions contemplated by the Exchange Agreement, the Registrant (i) disposed of its wholly-owned subsidiary, Cap's Wholesale Sporting Goods, Inc., through the transfer of the capital stock thereof to Fred L. Hall, an individual who served as its former President and Chief Executive Officer; and (ii) amended its Articles of Incorporation to change its name from "Sportsman's Wholesale Company" to "Cetalon Corporation."

     Immediately following the Closing, the former sole Executive Officer and Director returned 23,950,000 shares of the Registrant's common stock to the treasury for cancellation in consideration of the payment by the Registrant of the sum of $100,000.

     The common stock that the Registrant issued to the 1129 Holders represented approximately 7% of the issued and outstanding shares of common stock of the Registrant prior to the cancellation of Mr. Nemelka's shares and approximately 47% of the issued and outstanding shares of the Registrant subsequent to the cancellation of Mr. Nemelka's shares.

     All references to the Registrant's common stock in this Current Report reflect a 1.6-for-1 forward split of the Registrant's common stock effective as of February 12, 2001.

The following table sets forth certain information known to the Registrant regarding the beneficial ownership of the Registrant's common stock, as of March 12, 2001 (immediately preceding the effectiveness of the Share Exchange Agreement), by (a) each beneficial owner of more than five percent of the Registrant's common stock, (b) each of the Registrant's directors, and (c) all of the Registrant's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.
                              Amount and Nature          Percent
                              Of Beneficial              Of
Beneficial Owner (1)               Ownership                  Class

David N. Nemelka                  15,000,000               90.3%
2662 Stonebury Loop  Rd.
Springville, UT 84663

Fred L. Hall                       1,499,000                9.0%
1065 West 1150 South
Provo, UT 84601

All officers and directors
as a group (one person)           15,000,000               90.3%

(b) The following table sets forth certain information known to the Registrant regarding the beneficial ownership of the Registrant's common stock, after Closing and following the cancellation of Mr. Nemelka's shares by (a) each beneficial owner of more than five percent of the Registrant's common stock,
(b) each of the Registrant's directors, and (c) all of the Registrant's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                       Amount and Nature     Percent
                                         Of Beneficial         Of
Beneficial Owner (1)     Title             Ownership          Class

Anthony J.A. Bryan (2,3)   Chairman and    1,212,000           26.2%
62 Watch Hill Road         President
Watch Hill, Rhode Island

A. John A. Bryan Jr. (2,4) Vice-Chairman,  1,212,000           26.2%
8811 Burton Way,           Treasurer, and
Los Angeles, California    CFO
90048

John Danylowich (5)        Director          440,000            9.5%
5710 124th Street

Surrey, British Columbia
V3X 3H3

Harvey A. Goldstein (2,6)  Director, CEO   1,212,000           26.2%
1420 Peerless Place        and Secretary
Los Angeles, California
90035

James Ritchie Mault, M.D.  Director              -0-            0.0%
523 Park Point Drive
3rd Floor
Boulder, Colorado
80401

Fridolin Voegeli           Director          338,000            7.3%
Aegertlistrasse 19
8800 Thalwill,
Switzerland

616669VC Ltd. (3)                            440,000            9.5%
29th Floor, 595 Burrard
Vancouver, B.C.
V7X 1J5

The Watley Group LLC  (2)                  1,212,000           26.2%
1801 Avenue of the Stars, #600
Los Angeles, California
90067

All Officers and Directors                 1,990,000           43.0%
as a Group (6 persons)

(1) The Registrant believes that all persons have full voting and investment power with respect to the shares. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as warrants or options to purchase shares of the Registrant's common stock.

(2) Messrs. Bryan, Bryan Jr. and Goldstein are executive officers and directors of the Registrant and are executive officers or directors of the Watley Group, LLC which is the holder of record of 1,212,000 shares of the Registrant's common stock.

(3) Mr. Bryan disclaims beneficial ownership of the shares of the Registrant's common stock owned of record by The Watley Group LLC.

(4) Mr. Bryan Jr. disclaims beneficial ownership of the shares of the Registrant's common stock owned of record by The Watley Group LLC.

(5) Mr. Danylowich disclaims beneficial ownership of the shares of the Registrant's common stock of which the Watley Group LLC is the holder of record. Mr. Danylowich is the sole director and officer of 616669VC Ltd. which is the owner of record of 440,000 shares of the Registrant.

(6) Mr. Goldstein disclaims beneficial ownership of the shares of the Registrant's common stock owned of record by The Watley Group LLC.


ITEM 2.   Acquisition or Disposition of Assets.

Divestiture of Current Business Activities. Concurrently with the Closing and in connection with the transactions contemplated by the Exchange Agreement, the Registrant disposed of a liability by transferring the capital stock of its wholly-owned subsidiary, Cap's Wholesale Sporting Goods, Inc. to Fred L. Hall, its former President and Chief Executive Officer.

The Share Exchange Between the Registrant and 1129 Holdings. At Closing the Registrant acquired from the 1129 Holders all issued and outstanding shares of 1129 Holdings (the "1129 Shares"). In exchange for the 1129 Shares, the Registrant sold and issued to the 1129 Holders an aggregate of 2,067,632 restricted and unregistered shares of the Registrant's common stock (the "Exchange Shares"), which represented immediately after Closing approximately 47% of the total issued and outstanding shares of the Registrant's common stock, free and clear of all liens, claims, charges or encumbrances (the "Exchange Transaction"). The Exchange Agreement provided for a one-to-one exchange of the Registrant's shares for the 1129 Shares. As a result of the Share Exchange, 1129 Holdings became a wholly-owned subsidiary of the Registrant.

Corporate History of 1129 Holdings.     1129 Holdings was incorporated in the
state of Delaware on November 11, 1999 to purchase all of the assets of Claydan Enterprises, Inc. ("Claydan"), a privately held Canadian corporation that was founded in 1984, through an Asset Purchase Agreement (the "Asset Purchase Agreement"). Claydan was in the business of retailing health products including vitamins, minerals, herbal supplements, personal care products, books, and appliances and did business as Sears Health Food & Fitness Shops. Until the acquisition of its assets by a wholly-owned subsidiary of 1129 Holdings, it operated 44 retail outlets (30 corporate-owned and 14 licensed) inside Sears stores throughout Canada, under a license agreement with Sears Canada, Inc. Subsequent to the acquisition of the Claydan assets, 1129's wholly-owned Canadian subsidiary negotiated a license agreement with Sears Canada, Inc. to succeed to the Claydan business and to expand into additional stores in Canada. 1129 Holdings has also negotiated a license agreement with Sears Roebuck and Co., to open outlets in U. S. based Sears stores.

Claydan was founded in 1984 by John Danylowich, a Director of the Registrant, as a privately held Canadian corporation. Claydan was a retailer of vitamins, minerals and supplements (VMS), as well as home healthcare devices, health information technologies and natural skin products. It was licensed by Sears to operate health and fitness shops in Sears Canada, Inc. ("Sears") department stores until the execution of the Asset Purchase Agreement, at which time Nova acquired the Sears license to continue the operations of the former Claydan shops. At such time, Claydan owned 30 health and fitness shops in Sears department stores across Canada and managed 13 health and fitness shops owned by independent licensees.

As result of the transactions contemplated by the Share Exchange Agreement, the Registrant acquired, indirectly, the ownership of Nova. At Closing, 1129 Holding became a wholly-owned first tier subsidiary and Nova became a wholly-owned second tier subsidiary of the Registrant.


Corporate Governance of the Registrant. Following the effectiveness of the transaction contemplated by the Share Exchange Agreement, the Registrant's directors and executive officers are:

Name                               Age                  Title

Anthony J.A. Bryan                  78       Chairman of the Board and
                                             President

A. John A. Bryan Jr.                45       Vice-Chairman of the Board,
                                             Treasurer
                                             and Chief Financial Officer

John Danylowich                     41       Director

Harvey A. Goldstein                 55       Director, Chief Executive Officer
                                             and Secretary

James Ritchie Mault, M.D.           39       Director

Fridolin Voegeli                    58       Director


ANTHONY J.A. BRYAN, since Closing has been Chairman of the Board and President of the Registrant. From 1995 to the present, Mr. Bryan held the positions of Senior Managing Director and Chairman of the Executive Committee of the Watley Group, LLC and of Global Transitions LLC. He is also a trustee of the George Anderson Robinson 1967 Trust and acts in that capacity . From 1991 to 1992 Mr. Bryan was Chairman of the

Executive Committee of Hospital Corporation International, the former international division of Hospital Corporation of America. From 1988 until 1991, he was Chairman of the Board and Chief Executive Officer of Oceonics Group Plc., an international oil service company operating in 17 countries. Mr. Bryan has served on the Board of Directors of numerous companies including Federal Express (1987-1996). Chrysler Corporation (1975-1991), and PNC Financial Corp. (Pittsburgh National Bank, 1978-1989). From 1970 to 1974, Mr. Bryan served as a delegate on the US-China Trade Delegation for President Nixon. Mr. Bryan was educated in England and the United States and holds an M.B.A from Harvard Graduate School of Business.

A. JOHN A. BRYAN JR. is the Vice-Chairman of the Board, Treasurer, and Chief Financial Officer of the Registrant. Since 1987 to the present, Mr. Bryan Jr. served as the Chief Executive Officer and Senior Managing Director of Investment Banking of the Watley Group LLC and its predecessor, Watley Investments Limited. In that capacity, and from 2000 to the present, Mr. Bryan Jr. has restructured Claydan and restored the growth of the health and fitness shops in Canada. Before this work with Sears health and fitness stores, Mr. Bryan Jr. had been engaged as a consultant by numerous investment funds, public and private companies. He earned a Bachelor of Arts degree (Economics) from the University of Texas and an MBA from the University of Pittsburgh.


JOHN DANYLOWICH is a Director of the Registrant and is also employed as its Founder and Executive Director. From 1984 until the date of the transaction contemplated by the Share Exchange Agreement, Mr. Danylowich was President and Chief Executive Officer of Claydan. He founded Claydan and was responsible for the creation of the "store within a store" retail concept in the health and wellness industry. Mr. Danylowich was educated in Alberta, Canada and holds a Bachelor of Science degree from the University of Alberta.

HARVEY A. GOLDSTEIN is a Director and Secretary of the Registrant. Mr. Goldstein is also a Senior Managing Director the Watley Group LLC, , a position he has held since December 2000. From 1994 to 1999, Mr. Goldstein was Chief Operating Officer of WET Design, Inc., a thirty million dollar design, engineering and proprietary products manufacturing company marketing to major entertainment venues worldwide. Mr. Goldstein earned a Bachelor of Science degree from the University of Southern California in 1968.

JAMES RITCHIE MAULT, M.D. is a Director of the Registrant. He is an Assistant Professor of Cardiothoracic Surgery at the University of Colorado Health Sciences Center, Chief of the Thoracic Surgery Service and Director of the Surgical Intensive Care Unit of the Denver Veterans Administration Medical Center from 1997 to the present. Dr. Mault also founded Healthetech, Inc. in 2000 and is its Chairman and CEO. Healthetec is a company which develops, manufactures and markets proprietary health solutions designed to give consumers tools to improve and maintain health and wellness. Dr. Mault has published numerous articles and abstracts in medical journals and made numerous public appearances to discuss his medical research. Dr. Mault earned a

Bachelor of Science degree and a medical degree from the University of Michigan at Ann Arbor and graduated cum laude from the medical school in 1988.

FRIDOLIN VOEGELI is a Director of the Registrant. He is the founder of CADItecand has served as its President and Director for Research & Development for the last three years. From 1994 to 1998, Mr.Voegeli was a special projects officer for ATAG Ernst &Young Asset Management. From 1983 to 1994 he worked as a technology, investment and management consultant, for Hayek Engineering and Vontobel EC Consulting, both Swiss based consultants, and for the Swiss Federal Office for Foreign Economic Affairs. He specialized in project and company evaluations, M&A and acted as turn-around manager.
He holds a degree in Electrical Engineering from the Swiss Federal Institute of Technology ETH in Zurich (1962-68) and pursued post-graduate studies in Biomedical Engineering at the University of Cape Town, South Africa.


ITEM 7.          Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment not later than May 21, 2001 -- 60 days after the date of the filing of this Current Report is due.

     (b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment not later than May 21, 2001 -- 60 days after the date the filing of this Current Report is due.

     (c) Exhibits.
                                            Exhibit
     Description of Exhibit*                 Number

     3.1 Certificate of Amendment to the Articles of Incorporation of Sportsman's Wholesale Company, as filed with the Secretary of State of the State of Nevada on March 12, 2001.

     10.1 Agreement and Plan of Share Exchange by and between the Stockholders of 1129 Holdings, Inc. and Sportsman's Wholesale Company, dated March 12, 2001.

     99.1 News Release dated March 15, 2001.

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CETALON CORPORATION

Date: March 16, 2001          By /s/ HARVEY GOLDSTEIN.
                              Harvey Goldstein, Chief Executive Officer

                          EXHIBIT INDEX

     3.1 Certificate of Amendment to the Articles of Incorporation of Sportsman's Wholesale Company, as filed with the Secretary of State of the State of Nevada on March 12, 2001.

     10.1 Agreement and Plan of Share Exchange by and between the Stockholders of 1129 Holdings, Inc. and Sportsman's Wholesale Company, dated March 12, 2001.

      99.1 News Release dated March 15, 2001.